Dear Shareholder:

For the fiscal year that ended June 30, 2000, a hale and hardy economy--and persistent concern that rapid economic growth might trigger higher inflation-- set the tone for short-term fixed income markets. The Federal Reserve attempted to keep the economy from becoming too robust for its own good by ratcheting up short-term interest rates six times during the year-long period. But even this was not enough to weaken economic growth significantly. For the fourth quarter of 1999 and the first quarter of 2000, the U.S. economy expanded at annualized rates of 7.3% and 5.4%, respectively.

Against this backdrop, Centennial California Tax-Exempt Trust produced a com-pounded annual yield of 2.61%. Without compounding, the annual yield was 2.60%. For investors in the 36% tax bracket, this is equivalent to a taxable com-pounded yield of 4.08% and 4.06% without compounding. As of June 30, 2000, the seven-day annualized yields, with and without compounding, were 3.40% and 3.34%, respectively./1/

Like most California tax-exempt funds, the Trust was hurt by the steady advance of interest rates. It was also affected by a sizable imbalance in the supply-demand relationship for California municipal securities. After nearly a decade of economic expansion, many municipalities are posting budget surpluses and have less need to issue new notes. The dwindling supply of notes issued by state, county and municipal entities has contrasted sharply with rising demand as the growing economy creates more investors who seek to purchase municipals as a form of tax relief./2/ The result has generally been higher prices and lower yields for investors in California, unless they were willing to assume the additional risk of longer term or lower quality securities.

As the fiscal year began, the Trust was positioned in longer term but higher quality securities. When it became obvious to us that interest rates were on an upward path, we shifted our focus to shorter term securities. When rates rise, bond prices generally fall, and the effect is more pronounced for longer-term issues. Because the Trust seeks to maintain a stable $1.00 share price, we wanted to minimize the devaluing effect of rising rates. There can be no assur-ance that the Trust will maintain a stable share price, but we are ever mindful of the need to protect your principal./3/

    1. Compounded yields assume reinvestment of dividends. Past performance is not indicative of future results.
    2. A portion of the Fund's distributions may be subject to income tax including state and local taxes. Capital gains distributions are taxable as capital gains. For an investor subject to alternative minimum taxes, a portion of the Fund's distributions may increase the investor's tax. Tax rates may be lower depending on individual circumstances.
    3. An investment in money market funds is neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

By December, we had reduced the average maturity of the securities in the port-folio. Between January and May 2000, we brought the average maturity down even further. This helped to reduce volatility, or price instability, as interest rates jumped to ever-higher levels.

As the fiscal period drew to a close, a large percentage of our short-term securities were due to mature, while many California issuers were getting ready to issue new one-year notes. Despite the possibility of additional interest rate increases, we may elect to create a "barbell" portfolio structure by purchasing some of these longer term securities, then balancing them with an increased allocation to demand notes.

Because they are backed by commercial banks, demand notes are generally considered both high-quality and short-term (i.e., less than seven days). Their rates vary from week to week and, at times, may provide a yield advantage over comparable-quality fixed-rate instruments. With additional use of these very short-term securities, we believe we may be able to maintain a relatively short average maturity.

Going forward, we will continue to be cautious. Until we see definite signs that the Federal Reserve has concluded its course of interest rate hikes, we will seek to keep the Trust's average maturity short. As long as our central bank remains committed to a month-to-month approach and is not willing to pronounce the economy "slow and steady," we expect to maintain our wait-and-see investment strategy.

Sincerely,

/s/ James C. Swain
James C. Swain
Chairman
Centennial California Tax-Exempt Trust


/s/ Bridget A. Macaskill
Bridget A. Macaskill
President
Centennial California Tax-Exempt Trust

July 24, 2000

Statement of Investments June 30, 2000

Centennial California Tax-Exempt Trust

                                                         Principal     Value
                                                          Amount    See Note 1
                                                        ----------- -----------
Short-Term Tax-Exempt Obligations--97.6%
California--95.1%
 Anaheim, CA HAU MH RRB, Park Vista Apts., Series A,
  4.45%(/1/)........................................... $ 1,000,000 $ 1,000,000
 CA Capital Improvements PFAU RB, Series A35-Reg D,
  4.75%(/1/)...........................................   7,100,000   7,100,000
 CA GOB, 4.32%(/1/)....................................   5,000,000   5,000,000
 CA HF FAU RB, Series 152, FSA Insured, 4.37%(/1/).....   4,500,000   4,500,000
 CA PCFAU RB, Chevron USA, Inc. Project, 4.15%,
  5/15/01(/2/).........................................   2,500,000   2,500,000
 CA PCFAU RB, Southern California Edison Co. Project,
  Series C, 3.80%, 10/2/00(/2/)........................   6,400,000   6,400,000
 CA PWBL RB, Regents of the University of California,
  Series A, 7%, 9/1/00.................................   2,000,000   2,049,503
 CA School Cash Reserve Program Authority RB, Series A,
  4%, 7/3/00...........................................  13,500,000  13,500,387
 CA Statewide CDC IDV RB, Propak California Corp.,
  Series B, 4.65%(/1/).................................     635,000     635,000
 CA Statewide CDC RB, Fibrebond, Inc., 4.65%(/1/)......   1,175,000   1,175,000
 CA University Board of Regents RB, 3.85%, 8/1/00......   7,445,000   7,445,000
 Castic Lake Water Agency, CA COP, WS Improvement
  Project, MBIA Insured, 7.125%, 8/1/00................   7,000,000   7,160,214
 Freemont, CA MH RB, Treetops Apts., Series A,
  4.35%(/1/)...........................................   4,000,000   4,000,000
 Long Beach, CA Harbor RB, MBIA Insured, 9%, 5/15/01...   6,180,000   6,433,716
 Los Angeles Cnty., CA MTAU Sales Tax RB, AMBAC
  Insured, Series SG54, 4.42%(/1/).....................   1,000,000   1,000,000
 Los Angeles, CA Airport RB, Series SG61, 4.47%(/1/)...   6,000,000   6,000,000
 Los Angeles, CA USD RB, ABN AMRO Munitops Certificates
  Trust, Series 1999-7, MBIA Insured, 4.47%(/1/)(/3/)..   7,000,000   7,000,000
 Los Angeles, CA Wastewater System RB, ABN AMRO
  Munitops Certificates Trust, Series 1998-25,
  4.47%(/1/)...........................................   2,000,000   2,000,000
 Los Angeles, CA Wastewater System RB, 4.05%,
  8/10/00(/2/).........................................   4,500,000   4,500,000
 Modesto, CA Irrigation District FAU RB, Series SG66,
  4.42%(/1/)...........................................   5,500,000   5,500,000
 Oakland/Alameda Cntys., CA Coliseum Authority Lease
  RRB, Coliseum Project, Series C-1, 4.40%(/1/)........   6,400,000   6,400,000
 Oceanside, CA MH RRB, Lakeridge Apts. Project,
  5.05%(/1/)...........................................   7,000,000   7,000,143
 Orange Cnty., CA Sanitation District COP, Series C,
  FGIC Insured, 4%(/1/)................................   1,000,000   1,000,000
 Paramount City, CA HAU MH RRB, Century Place Apts.
  Project, Series A, 4.50%(/1/)........................   7,000,000   7,000,000
 Pittsburg, CA Mtg. Obligation RRB, Series A,
  4.70%(/1/)...........................................   7,000,000   7,000,028
 Sacramento Cnty., CA HAU MH RB, Shadowood Apts.
  Project, Issue A, 4.70%(/1/).........................   4,000,000   4,000,000
 Sacramento, CA MUD RB, MBIA Insured, 7%, 7/1/00(/2/)..   4,000,000   4,080,000
 San Diego Cnty., CA Airport RB, 4%, 7/26/00...........   3,290,000   3,290,000
 San Diego Cnty., CA Airport RB, 4.25%, 7/26/00........   2,000,000   2,000,000
 San Diego, CA ABN AMRO Munitops Certificates, Series
  1998-10, FGIC Insured, 4.47%(/1/)(/3/)...............   7,000,000   7,000,000

Centennial California Tax-Exempt Trust

                                                       Principal      Value
                                                        Amount      See Note 1
                                                      -----------  ------------
Short-Term Tax-Exempt Obligations (Continued)
California (Continued)
 San Francisco, CA Bay Area Transit FAU RB, 3.75%,
  10/2/00(/2/)....................................... $ 6,500,000  $  6,500,000
 San Francisco, CA City & Cnty. International Airport
  RB, Series 88, 4.42%(/1/)..........................   1,700,000     1,700,000
 Stanislaus, CA Waste-to-Energy FAU SWD Facility RRB,
  Ogden Martin System Project, MBIA Insured,
  4.35%(/1/).........................................   2,500,000     2,500,000
                                                                   ------------
                                                                    154,368,991
U.S. Possessions--2.5%
 PR CMWLTH GOB, 4.42%(/1/)...........................   1,400,000     1,400,000
 VI PFAU RRB, Prerefunded, Series A, 7.30%, 10/1/00..   2,510,000     2,555,356
                                                                   ------------
                                                                      3,955,356
                                                                   ------------
Total Investments, at Value..........................        97.6%  158,324,347
                                                                   ------------
Other Assets Net of Liabilities......................         2.4     3,936,158
                                                      -----------  ------------
Net Assets...........................................       100.0% $162,260,505
                                                      ===========  ============

To simplify the listings of securities, abbreviations are used per the table below:

CDC--Community Development Corp.       MUD--Municipal Utility District
                                       PCFAU--Pollution Control Finance
CMWLTH--Commonwealth                   Authority
                                       PFAU--Public Finance Authority
COP--Certificates of Participation
                                       PWBL--Public Works Board Lease
FAU--Finance Authority
                                       RB--Revenue Bonds
GOB--General Obligation Bonds          RRB--Revenue Refunding Bonds
HAU--Housing Authority                 SWD--Solid Waste Disposal
HF--Health Facilities                  USD--Unified School District
IDV--Industrial Development            WS--Water System
MH--Multifamily Housing
MTAU--Metropolitan Transportation Authority

1. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 2000. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year.

2. Put obligation redeemable at full face value on the date reported.

3. Represents a security sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $14,000,000 or 8.63% of the Trust's net assets as of June 30, 2000.

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities June 30, 2000

Centennial California Tax-Exempt Trust

ASSETS
Investments, at value--see accompanying statement............... $158,324,347
Cash............................................................      820,349
Receivables and other assets:
 Shares of beneficial interest sold.............................    3,902,848
 Interest.......................................................    1,916,204
 Other..........................................................       29,609
                                                                 ------------
  Total assets..................................................  164,993,357
                                                                 ------------
LIABILITIES
Payables and other liabilities:
 Shares of beneficial interest redeemed.........................    2,371,851
 Dividends......................................................      210,101
 Service plan fees..............................................       81,090
 Transfer and shareholder servicing agent fees..................       16,234
 Trustees' compensation.........................................        1,295
 Other..........................................................       52,281
                                                                 ------------
  Total liabilities.............................................    2,732,852
                                                                 ------------
NET ASSETS...................................................... $162,260,505
                                                                 ============
COMPOSITION OF NET ASSETS
Paid-in capital................................................. $162,303,138
Accumulated net realized loss on investment transactions........      (42,633)
                                                                 ------------
NET ASSETS--applicable to 162,303,138 shares of beneficial
 interest outstanding........................................... $162,260,505
                                                                 ============
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE
 PER SHARE......................................................        $1.00
                                                                        =====

See accompanying Notes to Financial Statements.

Statement of Operations For the Year Ended June 30, 2000

Centennial California Tax-Exempt Trust

INVESTMENT INCOME
Interest............................................................ $5,427,932
                                                                     ----------
EXPENSES
Management fees.....................................................    802,750
Service plan fees...................................................    320,466
Transfer and shareholder servicing agent fees.......................     79,351
Shareholder reports.................................................     49,240
Custodian fees and expenses.........................................     38,089
Trustees' compensation..............................................      2,479
Other...............................................................     35,607
                                                                     ----------
  Total expenses....................................................  1,327,982
   Less expenses paid indirectly....................................    (21,302)
                                                                     ----------
  Net expenses......................................................  1,306,680
                                                                     ----------
NET INVESTMENT INCOME...............................................  4,121,252
                                                                     ----------
NET REALIZED LOSS ON INVESTMENTS....................................    (10,121)
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................ $4,111,131
                                                                     ==========

Statements of Changes in Net Assets

                                                      Year Ended June 30,
                                                       2000          1999
                                                   ------------  ------------
OPERATIONS
Net investment income............................. $  4,121,252  $  4,010,707
Net realized loss.................................      (10,121)       (9,637)
                                                   ------------  ------------
Net increase in net assets resulting from
 operations.......................................    4,111,131     4,001,070
                                                   ------------  ------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS....   (4,121,252)   (4,010,707)
                                                   ------------  ------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
 beneficial interest transactions.................    6,431,149        17,181
                                                   ------------  ------------
NET ASSETS
Total increase....................................    6,421,028         7,544
Beginning of period...............................  155,839,477   155,831,933
                                                   ------------  ------------
End of period..................................... $162,260,505  $155,839,477
                                                   ============  ============

See accompanying Notes to Financial Statements.

Financial Highlights

Centennial California Tax-Exempt Trust

                                      Year Ended June 30,
                            2000      1999      1998           1997           1996
                          --------  --------  --------       --------       --------
PER SHARE OPERATING DATA
Net asset value,
 beginning of period....     $1.00     $1.00     $1.00          $1.00          $1.00
Income from investment
 operations--net
 investment income and
 net realized gain......       .03       .02       .03            .03            .03
Dividends and/or
 distributions to
 shareholders...........      (.03)     (.02)     (.03)          (.03)          (.03)
                          --------  --------  --------       --------       --------
Net asset value, end of
 period.................     $1.00     $1.00     $1.00          $1.00          $1.00
                          ========  ========  ========       ========       ========
TOTAL RETURN(/1/).......      2.63%     2.41%     2.86%          2.81%          2.97%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (in thousands)..  $162,261  $155,839  $155,832       $131,939       $118,838
Average net assets (in
 thousands).............  $160,351  $168,272  $160,317       $129,087       $112,911
Ratios to average net
 assets:(/2/)
Net investment income...      2.57%     2.38%     2.81%          2.78%          2.94%
Expenses................      0.83%     0.80%     0.80%(/3/)     0.82%(/3/)     0.80%(/3/)
Expenses, net of
 voluntary assumption of
 expenses and/or
 expenses paid
 indirectly.............      0.81%     0.78%     0.79%          0.80%          0.79%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

Centennial California Tax-Exempt Trust

1. Significant Accounting Policies

Centennial California Tax-Exempt Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust's investment objective is to seek the maximum current interest income exempt from federal and California personal income taxes for individual investors as is consistent with the preservation of capital. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Non-Diversification Risk. The Trust is "non-diversified" and can invest in the securities of a single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a single issuer or a limited number of issuers, the Trust is subject to additional risk of loss if those obligations lose market value or the borrower or issuer of those obligations defaults.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required. As of June 30, 2000, the Trust had available for federal income tax purposes, an unused capital loss carryover as follows:

   Expiring
   --------
   2006       $ 3,041
   2007        20,533
   2008        10,414

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Trust.

Other. Investment transactions are accounted for as of trade date. Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related event in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Centennial California Tax-Exempt Trust


2. Shares of Beneficial Interest

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                          Year Ended June 30, 2000     Year Ended June 30, 1999
                         ---------------------------  ---------------------------
                            Shares        Amount         Shares        Amount
                         ------------  -------------  ------------  -------------
Sold....................  568,522,086  $ 568,522,086   545,122,539  $ 545,122,539
Dividends and/or
 distributions
 reinvested.............    3,943,530      3,943,530     3,938,512      3,938,512
Redeemed................ (566,034,467)  (566,034,467) (549,043,870)  (549,043,870)
                         ------------  -------------  ------------  -------------
Net increase............    6,431,149  $   6,431,149        17,181  $      17,181
                         ============  =============  ============  =============

3. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of the Trust's net assets, 0.475% of the next $250 million, 0.45% of the next $250 million, 0.425% of the next $250 million and 0.40% of net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume any expenses of the Trust in any fiscal year they exceed 0.80% of the Trust's average annual net assets. The Manager reserves the right to amend or terminate that expense assumption at any time. The Trust's management fee for the year ended June 30, 2000, was an annualized rate of 0.50%, before any waiver by the Manager if applicable.

Transfer Agent Fees. Shareholder Services, Inc. (SSI) acts as the transfer and shareholder servicing agent for the Trust and for other registered investment companies on an "at-cost" basis.

Service Plan Fees. Under an approved service plan, the Trust may expend up to 0.20% of its average annual net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other financial institutions.

Independent Auditors' Report

Centennial California Tax-Exempt Trust

To the Board of Trustees and Shareholders of Centennial California Tax-Exempt
Trust:

We have audited the accompanying statement of assets and liabilities of Centennial California Tax-Exempt Trust, including the statement of investments, as of June 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cen-tennial California Tax-Exempt Trust as of June 30, 2000, the results of its op-erations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting princi-ples generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado
July 24, 2000

Federal Income Tax Information (Unaudited)

Centennial California Tax-Exempt Trust

In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Trust during calendar year 2000. Regulations of the U.S. Treasury Department require the Trust to report this information to the Internal Revenue Service.

None of the dividends paid by the Trust during the year ended June 30, 2000 are eligible for the corporate dividend-received deduction. The dividends were de-rived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting dis-tributions received from the Trust to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

Centennial California Tax-Exempt Trust

     Officers and Trustees
     James C. Swain, Trustee and
       Chairman of the Board
     Bridget A. Macaskill, Trustee and President
     Robert G. Avis, Trustee
     William A. Baker, Trustee
     George C. Bowen, Trustee
     Jon S. Fossel, Trustee
     Sam Freedman, Trustee
     Raymond J. Kalinowski, Trustee
     C. Howard Kast, Trustee
     Robert M. Kirchner, Trustee
     Ned M. Steel, Trustee
     Michael J. Carbuto, Vice President
     Andrew J. Donohue, Vice President and Secretary
     Brian W. Wixted, Treasurer
     Robert J. Bishop, Assistant Treasurer
     Scott T. Farrar, Assistant Treasurer
     Robert G. Zack, Assistant Secretary

     Investment Advisor and Distributor
     Centennial Asset Management Corporation

     Transfer and Shareholder Servicing Agent
     Shareholder Services, Inc.

     Custodian of Portfolio Securities
     Citibank, N.A.

     Independent Auditors
     Deloitte & Touche LLP

     Legal Counsel
     Myer, Swanson, Adams & Wolf, P.C.

     This is a copy of a report to shareholders of Centennial California Tax-Exempt Trust. This report must be preceded or accompanied by a Prospectus of Centennial California Tax-Exempt Trust. For other material information concerning the Trust, see the Prospectus.


     For shareholder servicing, call:
     1.800.525.9310 (in U.S.)
     303.671.3200 (outside U.S.)

     Or write:
     Shareholder Services, Inc.
     P.O. Box 5143
     Denver, CO 80217-5143

RA0180.001.0600
Printed on recycled paper



2000 Annual Report

Centennial
California
Tax-Exempt
Trust
June 30, 2000